UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 9, 2013

PDL BioPharma, Inc.

(Exact name of Company as specified in its charter)

000-19756
(Commission File Number)

Delaware	94-3023969
(State or Other Jurisdiction of	(I.R.S. Employer Identification No.)
Incorporation)

932 Southwood Boulevard
Incline Village, Nevada 89451
(Address of principal executive offices, with zip code)

(775) 832-8500
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Press Release

On September 9, 2013, PDL BioPharma, Inc. (the Company) issued a press release with revenue guidance for the third quarter ending September 30, 2013. A copy of the press release is attached hereto as Exhibit 99.1.

Detailed Product Sales, Royalties and Manufacturing

On September 9, 2013, the Company distributed to analysts covering the Company’s securities and posted to its website a summary of certain information underlying the Company’s receipt of royalty payments (the Information Sheet) to assist those analysts and its stockholders in valuing the Company’s securities. The Information Sheet is based on information provided to the Company by its licensees and includes reported net sales revenues by licensed product, royalty revenue by licensed product and where certain licensed products are manufactured and sold. A copy of the Information Sheet is attached hereto as Exhibit 99.2

Limitation of Incorporation by Reference

In accordance with General Instruction B.2. of Current Report on Form 8-K, the information in Item 7.01 of this report, including Exhibits 99.1 and 99.2, is furnished and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information will not be deemed an admission as to the materiality of any such information that is required to be disclosed solely by Regulation FD.

Cautionary Statements

This filing, the press release, the Information Sheet and the Company’s statements herein and in the attached press release include and constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could impair the Company’s royalty assets or business and limit the Company’s ability to pay dividends, purchase income generating assets and take other corporate actions are disclosed in the “Risk Factors” contained in the Company’s 2012 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2013, as updated by subsequent filings. All forward-looking statements are expressly qualified in their entirety by such factors. We do not undertake any duty to update any forward-looking statement except as required by law.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release

99.2	Information Sheet

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDL BioPharma, inc.
(Company)

By:	/s/ Peter S. Garcia
Peter S. Garcia
Vice President, Chief Financial Officer and
Chief Accounting Officer

Dated: September 9, 2013

Exhibit Index

Exhibit No.	Description
99.1	Press Release

99.2	Information Sheet